NEWS RELEASE
One Campus Martius • Detroit, Michigan 48226
(313) 227-7000

For Immediate Release
January 23, 2014

Covisint Corporation Announces Third Quarter Fiscal 2014 Earnings Results

Subscription revenue of $17.6 million up 21% year-over-year

•	Enterprise business unit revenue up 87% year-over-year

•	21 new customer agreements signed in Q3

•	Signs Cisco partnership agreement; focus on Internet of Everything

DETROIT -- January 23, 2014 -- Covisint Corporation (Nasdaq: COVS), provider of a leading cloud engagement platform, today announced financial results for the third quarter of its fiscal 2014 ended December 31, 2013.
“Covisint continues to produce strong gains in subscription revenue, with a 21% increase year-over-year in Q3,” said David McGuffie, President and CEO of Covisint. “We are pleased with our subscription revenue growth, which was driven by both new and existing customer agreements. We expect that subscription revenue will continue to become a larger part of our revenue mix going forward, as the investments we have made in the platform for delivering repeatable, frictionless deployments is paying off for our customers.”
Third Quarter 2014 Financial Highlights
Revenues: Revenue in the subscription and support segment increased 21% year-over-year to $17.6 million. Services revenue was $6.5 million, which was 30% lower year-over-year. Revenues for the third quarter increased by 1% year-over-year to $24.1 million.
Gross Profit: During the third quarter, GAAP gross profit was $10.4 million. GAAP gross margin for Q3 was 43%.
Non-GAAP gross profit for the third quarter of 2014 was $12.3 million. Non-GAAP gross margin was 51% for the quarter.
Earnings: In the third quarter, GAAP diluted earnings per share were ($0.22) compared to ($0.01) in the same quarter last year. Non-GAAP diluted EPS was ($0.10) compared to ($0.09) in the same quarter last year.
Third Quarter Fiscal 2014 Business Highlights
In the third quarter, Covisint:

•	signed a strategic agreement with Cisco. Under the agreement, Cisco will embed Covisint technology within the Cisco exchange platform to provide high-value solutions to customers worldwide;

•
announced a Covisint-sponsored webinar Is Your ACO’s Data Secure and Integrated?, focused on keys to securing and sharing health information in the cloud. The webinar featured experts in security, cloud and healthcare discussing solutions to the data integration and security roadblocks faced by healthcare providers and payers;

•
announced the availability of the newest features of the Covisint platform. This new release enables enterprises to rapidly meet users’ emerging mobility expectations for access to digital information and services whenever they want, wherever they want and on any device they choose;

•
released the results of a new study that highlights how the car-buying public perceives automotive value related to cloud-based, connected services. The Covisint-sponsored study reveals that, unlike traditional product and feature sets that are at highest value when new, the value of connected services starts at, essentially, zero, and grows over the lifetime of the vehicle. This concept turns automakers’ past subscription pricing models and defined contract periods on their collective head;

•
released a study on software-as-a-service and cloud adoption priorities in the enterprise that showed how organizations struggle to obtain visibility and governance into SaaS usage, security and performance; and,

•	growth in the Enterprise business unit, providing solutions to enterprises outside of the automotive and healthcare verticals, revenue grew 87% on a year-over-year basis.
Use of Non-GAAP Financial Measures
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Covisint monitors non-GAAP measures of non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per diluted share and adjusted EBITDA. Each of these financial measures excludes the impact of certain items and, therefore, has not been calculated in accordance with GAAP. These non-GAAP financial measures exclude the impact of stock award compensation expense, the amortization of intangible assets and amounts incurred for capitalized internal software costs.
Covisint monitors these non-GAAP measures to evaluate its ongoing operational performance and enhance an overall understanding of its past financial performance. Covisint believes that these non-GAAP metrics help illustrate underlying trends in its business that could otherwise be masked by the effect of the income or expenses, as well as the related tax effects, that are excluded in non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per diluted share and adjusted EBITDA. Furthermore, Covisint uses these measures to establish budgets and operational goals for managing its business and evaluating its performance. Covisint also believes that these non-GAAP measures provide additional tools for investors to use in comparing its recurring core business operating results over multiple periods with other companies in its industry.
The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures discussed in this press release to the most directly comparable GAAP financial measures is included with the financial statements contained in this press release. Management uses both GAAP and non-GAAP information in evaluating and operating its business internally and as such has determined that it is important to provide this information to investors.
Conference Call and Webcast Information
Covisint management will hold a conference call at 4:45 ET today to discuss these results. The U.S. toll free dial-in for the conference call is 1.800.230.1074 and the international dial-in number is 1.612.234.9960. No passcode is required. A live webcast of the conference call will also be available on the investor relations page of the company's website at investors.covisint.com. A conference call presentation is also available on the site.
For those unable to participate in the conference call, a replay will be available after the conclusion of the earnings call on January 23, 2014, through January 30, 2014. The U.S. toll-free replay dial-in number is 1.800.475.6701 and the international replay dial-in number is 1.320.365.3844. The replay passcode is 313361.
Covisint
Covisint provides a leading cloud engagement platform for creating and enabling new mission-critical external business processes. Our solutions enable organizations to connect, engage, and collaborate with the critical external audiences that define their success--including customers, business partners and suppliers. Covisint allows its clients to establish a secure, reliable, integrated presence in the cloud, and it provides the kind of engaging information experiences that people everywhere have come to expect. Learn more at www.covisint.com.

•	Follow us:

•	Covisint on Twitter

•	Covisint on LinkedIn

•	Covisint on Vimeo

•	Covisint on Facebook
Forward-Looking Statements
This press release contains forward-looking statements, including statements regarding Covisint's future financial performance, market growth, the demand for Covisint’s solutions, and general business conditions. Any forward-looking statements contained in this press release are based upon Covisint's historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent Covisint's expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Covisint’s disclaims any obligation to update the forward-looking statements in the future. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, our ability to attract new customers; the extent to which customers renew their contracts for our solutions; the seasonality of our business; our ability to manage our growth; the continued growth of the market for our solutions; competition from current competitors and new market entrants; our ability to penetrate new vertical markets; unpredictable macro-economic conditions; the loss of any of our key employees; the length of the sales and implementation cycles for our solutions; increased demands on our infrastructure and costs associated with operating as a public company; failure to protect our intellectual property; changes in current tax or accounting rules; and other risk and uncertainties. Further information on potential factors that could affect actual results is included in Covisint’s reports filed with the SEC.

Media Contact
Brad Schechter, bschecht@covisint.com, 313.227.1290
Investor Relations Contact
866.319.7659, investors@covisint.com

COVISINT CORPORATION AND THE COVISINT OPERATIONS OF COMPUWARE CORPORATION
CONDENSED AND CONSOLIDATED BALANCE SHEETS
(In Thousands)
(Unaudited)
	December 31, 2013	December 31, 2012
ASSETS
CURRENT ASSETS:
Cash	$54,770	$—
Accounts receivable, net	18,990	20,103
Deferred tax asset, net	1,382	2,119
Other current assets	6,267	5,681
Due from parent and affiliates	2,046	—
Total current assets	83,455	27,903
PROPERTY AND EQUIPMENT, LESS ACCUMULATED DEPRECIATION AND AMORTIZATION	3,460	2,658
CAPITALIZED SOFTWARE AND OTHER INTANGIBLE ASSETS, NET	23,523	24,278
OTHER:
Goodwill	25,385	25,385
Deferred costs	7,336	10,666
Deferred tax asset, net	135	—
Other assets	858	1,594
Total other assets	33,714	37,645
TOTAL ASSETS	$144,152	$92,484
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$2,114	$1,342
Accrued commissions	1,586	1,371
Deferred revenue	15,575	15,683
Accrued expenses	3,617	3,171
Total current liabilities	22,892	21,567
DEFERRED REVENUE	13,935	20,377
ACCRUED EXPENSES	21	547
DEFERRED TAX LIABILITY, NET	2,891	5,301
Total liabilities	39,739	47,792
COMMITMENTS AND CONTINGENCIES	—	—
SHAREHOLDER’S EQUITY:
Common Stock	—	—
Parent company's net investment	—	44,692
Additional paid-in capital	133,391	—
Retained deficit	(29,019)	—
Accumulated other comprehensive income (loss)	41	—
Total shareholders' equity	104,413	44,692
TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY	$144,152	$92,484

COVISINT CORPORATION AND THE COVISINT OPERATIONS OF COMPUWARE CORPORATION
CONDENSED, COMBINED AND CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands) Except Per Share Data
(Unaudited)
	Three Months Ended December 31,		Nine Months Ended December 31,
	2013	2012	2013	2012
REVENUE	$24,109	$23,801	$72,735	$65,020
COST OF REVENUE	13,660	12,173	41,096	34,022
GROSS PROFIT	10,449	11,628	31,639	30,998
	43%	49%	43%	48%
OPERATING EXPENSES:
Research and development	3,533	480	9,362	898
Sales and marketing	8,484	6,510	26,610	18,504
General and administrative	6,724	4,787	21,338	13,867
Total operating expenses	18,741	11,777	57,310	33,269
INCOME (LOSS) BEFORE INCOME TAX PROVISION	(8,292)	(149)	(25,671)	(2,271)
INCOME TAX PROVISION	22	31	59	88
NET INCOME (LOSS)	$(8,314)	$(180)	$(25,730)	$(2,359)

DILUTED EPS COMPUTATION
Numerator: Net income	$(8,314)	$(180)	$(25,730)	$(2,359)
Denominator:
Weighted-average common shares outstanding	37,363	30,003	32,599	30,003
Dilutive effect of stock awards	—	—	—	—
Total shares	37,363	30,003	32,599	30,003
Diluted EPS	$(0.22)	$(0.01)	$(0.79)	$(0.08)

COVISINT CORPORATION AND THE COVISINT OPERATIONS OF COMPUWARE CORPORATION
NON-GAAP CONDENSED, COMBINED AND CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Data)
(Unaudited)
	Three Months Ended December 31,		Nine Months Ended December 31,
	2013	2012	2013	2012
REVENUE	$24,109	$23,801	$72,735	$65,020
COST OF REVENUE	11,812	10,897	35,345	30,530
GROSS PROFIT	12,297	12,904	37,390	34,490
	51%	54%	51%	53%
OPERATING EXPENSES:
Research and development	4,391	4,726	13,070	12,745
Sales and marketing	7,289	6,368	21,223	18,112
General and administrative	4,229	4,423	13,429	12,820
Total operating expenses	15,909	15,517	47,722	43,677

INCOME (LOSS) BEFORE INCOME TAX PROVISION	(3,612)	(2,613)	(10,332)	(9,187)

INCOME TAX PROVISION	22	31	59	88

NET INCOME (LOSS)	$(3,634)	$(2,644)	$(10,391)	$(9,275)

DILUTED EPS COMPUTATION
Numerator: Net income	$(3,634)	$(2,644)	$(10,391)	$(9,275)
Denominator:
Weighted-average common shares outstanding	37,363	30,003	32,599	30,003
Dilutive effect of stock awards	—	—	—	—
Total shares	37,363	30,003	32,599	30,003
Diluted EPS	$(0.10)	$(0.09)	$(0.32)	$(0.31)

COVISINT CORPORATION AND THE COVISINT OPERATIONS OF COMPUWARE CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP
(In Thousands, Except Per Share Data)
(Unaudited)
	Three Months Ended December 31,		Nine Months Ended December 31,
	2013	2012	2013	2012
Gross profit	$10,449	$11,628	$31,639	$30,998
Gross profit %	43%	49%	43%	48%
Adjustments:
Stock compensation expense—cost of revenue	137	1	735	2
% of total revenue	1%	—%	1%	—%
Cost of revenue—amortization of capitalized software	1,711	1,275	5,016	3,490
% of total revenue	7%	5%	7%	5%
Adjusted gross profit	$12,297	$12,904	$37,390	$34,490
Adjusted gross profit %	51%	54%	51%	53%

	Three Months Ended December 31,		Nine Months Ended December 31,
	2013	2012	2013	2012
Cost of revenue	$13,660	$12,173	$41,096	$34,022
Adjustments:
Stock compensation expense	137	1	735	2
Cost of revenue - amortization of capitalized software	1,711	1,275	5,016	3,490

Cost of revenue, non-GAAP	$11,812	$10,897	$35,345	$30,530

	Three Months Ended December 31,		Nine Months Ended December 31,
	2013	2012	2013	2012
Research and development	$3,533	$480	$9,362	$898
Adjustments:
Capitalized internal software costs	(1,016)	(4,247)	(4,364)	(11,848)
Stock compensation expense	158	1	656	1

Research and development, non-GAAP	$4,391	$4,726	$13,070	$12,745

	Three Months Ended December 31,		Nine Months Ended December 31,
	2013	2012	2013	2012
Sales and marketing	$8,484	$6,510	$26,610	$18,504
Adjustments:
Stock compensation expense	1,118	52	5,154	120

Amortization of customer relationship agreements	77	90	233	272

Sales and marketing, non-GAAP	$7,289	$6,368	$21,223	$18,112

	Three Months Ended December 31,		Nine Months Ended December 31,
	2013	2012	2013	2012
General and administrative	$6,724	$4,787	$21,338	$13,867
Adjustments:
Stock compensation expense	2,495	342	7,869	982
Amortization of trademarks	—	22	40	65

General and administrative, non-GAAP	$4,229	$4,423	$13,429	$12,820

	Three Months Ended December 31,		Nine Months Ended December 31,
	2013	2012	2013	2012
Net income (loss)	$(8,314)	$(180)	$(25,730)	$(2,359)
Adjustments:
Capitalized internal software costs	(1,016)	(4,247)	(4,364)	(11,848)
Stock compensation expense	3,908	396	14,414	1,105
Amortization of intangibles	1,788	1,387	5,289	3,827
Net income (loss), non-GAAP	$(3,634)	$(2,644)	$(10,391)	$(9,275)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2013	2012	2013	2012
Diluted EPS	$(0.22)	$(0.01)	$(0.79)	$(0.08)
Adjustments:
Capitalized internal software costs	(0.03)	(0.14)	(0.13)	(0.39)
Stock compensation expense	0.10	0.01	0.44	0.04
Amortization of intangibles	0.05	0.05	0.16	0.12
Diluted EPS, non-GAAP	$(0.10)	$(0.09)	$(0.32)	$(0.31)

COVISINT CORPORATION AND THE COVISINT OPERATIONS OF COMPUWARE CORPORATION
CONDENSED, COMBINED AND CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)
(Unaudited)
	Nine Months Ended December 31,
	2013	2012
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net income (loss)	$(25,730)	$(2,359)
Adjustments to reconcile net income (loss) to cash provided by (used in) operations:
Depreciation and amortization	6,423	4,738
Deferred income taxes	43	(91)
Stock award compensation	14,413	1,105
Other	—	60
Net change in assets and liabilities, net of effects from currency fluctuations:
Accounts receivable	6,464	677
Other assets	1,891	2,182
Accounts payable and accrued expenses	(376)	(323)
Deferred revenue	(5,730)	(6,004)
Net cash provided by (used in) operating activities	$(2,602)	$(15)
CASH FLOWS USED IN INVESTING ACTIVITIES:
Purchase of:
Property and equipment	(1,936)	(636)
Capitalized software	(4,364)	(11,848)
Net cash used in investing activities	$(6,300)	$(12,484)
CASH FLOWS PROVIDED BY FINANCING ACTIVITES:
Net investment from parent company	—	12,881
Cash payments from parent company	53,208	—
Cash payments to parent company	(57,942)	—
Proceeds from Initial Public Offering	68,448
Initial public offering costs	(1,397)	(382)
Net proceeds from exercise of stock awards	332
Net cash provided by financing activities	$62,649	$12,499
EFFECT OF EXCHANGE RATE CHANGES ON CASH	57	—
NET CHANGE IN CASH	53,804	—
CASH AT BEGINNING OF PERIOD	966	—
CASH AT END OF PERIOD	$54,770	$—